Committed to Maximizing Value for All Shareholders FEBRUARY 2026

| 2 Healthcare Realty at a Glance Premier Pure-Play Outpatient Medical REIT 33M Owned Sq. Feet 562 Properties BBB/Baa2 S&P/Moody’s Credit Rating $725M Annualized Adj. EBITDA $10.7B Enterprise Value 90% Top 50 MSAs $6.5B Market Cap 5.2% Dividend Yield (1) 5.4x Net Debt to Adj. EBITDA Bakersfield MOB (Bakersfield, CA) 2100 Church Street (Nashville, TN) One Scottsdale Medical (Phoenix, AZ)Overlake Medical Pavilion (Seattle, WA) Note: Financial and portfolio information as of December 31, 2025, and market data as of February 26, 2026. Please see the Company’s 4Q 2025 Supplemental report for the quarter ended December 31, 2025 for more information. (1) Based on 4Q annualized dividend of $0.96, and closing share price as of February 26, 2026.

| 3 Investment Highlights  Only REIT Focused Exclusively on the Outpatient Medical Sector  Best-In-Class Portfolio that Posted Market-Leading Same Store NOI Growth in 2025  Strong Relationships with Leading National and Regional Health Systems  Sustained Sector Tailwinds Driving Record Level Occupancy, Rent Escalators and Market Rent Growth  Reconstituted Board and Expanded Management Team Committed to Maximizing Value for Shareholders  Significantly Improved Balance Sheet with Net Debt to EBITDA at 5.4x and $1.4B of Liquidity(1)(2)  Accretive Capital Allocation Opportunities Through Reinvesting into Platform, Growth in Joint Ventures and Select Share Repurchases  Compelling Upside Opportunity for Shareholders Through Earnings Growth and the Stock Re-Rating to its Warranted Multiple (1) Annualized Adjusted EBITDA. Utilizes carrying value of debt in the calculation of net debt; for more information on the Company’s calculation of leverage, please see the Company’s 4Q 2025 Supplemental report for the quarter ended December 31, 2025 at www.healthcarerealty.com (2) Liquidity based on cash on hand and unused capacity on Revolving Credit Facility as of December 31, 2025.

SECTION 1 Business Update

2025 Financial Performance

Compelling Results In-line or Ahead of Initial 2025 Guidance across Key Operational and Financial Objectives

2025 Highlights

- ✓ Normalized FFO of $1.61 per share
- ✓ Same store cash NOI growth of +4.8%, driven by 103bps of occupancy growth, tenant retention of 81.5%, and +3.1% cash leasing spreads
- ✓ Completed ~$1.2B of asset sales at a blended cap rate of 6.7%
- ✓ 5.8M square feet of lease executions, including 1.6M square feet of new leases
- ✓ Net Debt to Adjusted EBITDA of 5.4x(1), down 0.7x YoY
- ✓ Repaid $650M of Term Loans and $250M of Senior Notes
- ✓ Moody's revised outlook to Stable and affirmed Baa2 rating

2026 Guidance

NFFO guidance range of $1.58 – $1.64

Same Store Cash NOI range of 3.50% – 4.50%

Improvement Across All Key Metrics

	FY 2025	YoY Growth
Normalized FFO / Share	$1.61	+3%
SS Occupancy	92.1%	+103 bps
SS Cash NOI Growth	4.8%	+1.9%
Net Debt / EBITDA	5.4x	(0.7x)

(1) Annualized Adjusted EBITDA. Utilizes carrying value of debt in the calculation of net debt; for more information on the Company's calculation of leverage, please see the Company's 4Q 2025 Supplemental report for the quarter ended December 31, 2025.

HEALTHCARE REALTY | 5

| 6 Premier Outpatient Medical Platform 92.1% Same Store Occupancy 4.8% Same Store NOI Growth 93% On / Adjacent and Affiliated ~5 Years WALTR ~95% Self-Managed Deep Relationships with Leading Health Systems Associated Health Systems by Rank (% of MOB SF) Concentrated in Top Markets MSA by Rank (% of MOB SF) Northeast 64 Properties 2.8M SF D.C. Corridor 15 Properties 1.1M SF Atlanta 25 Properties 1.3M SF Miami 11 Properties 0.8M SF Central Florida 27 Properties 1.3M SF Charlotte 31 Properties 1.7M SF Raleigh 27 Properties 1.2M SF San Antonio 10 Properties 0.5M SF Houston 27 Properties 2.1M SFAustin 12 Properties 0.8M SF Dallas / Fort Worth 47 Properties 3.5M SF Phoenix 33 Properties 1.4M SF Southern California 31 Properties 1.9M SF Seattle 29 Properties 1.6M SF Denver Region 42 Properties 2.3M SF Nashville 12 Properties 1.2M SF San Francisco 9 Properties 0.6M SF Charleston 8 Properties 0.3M SF Note: Financial and portfolio information as of December 31, 2025. Southern California includes Los Angeles and San Diego MSAs; Northeast includes Albany, New York, Boston, and Hartford MSAs; Central Florida includes Tampa and Orlando MSAs, Denver Region includes Denver and Colorado Springs MSAs, D.C. Corridor includes Baltimore and Washington D.C. MSAs.

| 7 0.3 0.4 0.4 0.4 0.6 0.7 0.7 0.8 0.9 1.1 Providence Health Baptist Memorial Health Care Indiana University Health AdventHealth Wellstar Health System HCA Ascension Health CommonSpirit Advocate Health Baylor Scott & White 170K SF Lease Extension / 25K SF New Leases December 2025 Key Relationships with Leading Health Systems Top Health System Relationships Select Recent Leasing Transactions 64K SF New Leases January 2026 142K SF Lease Extension January 2026 154K SF Lease Renewal February 2026 65K SF New Leases December 2025 92K SF Lease Extension December 2025 Credit Rating AA- / Aa2 AA / Aa2 A- / A3 AA / Aa3 BBB- / Baa2 A+ / A2 AA / Aa2 AA / Aa2 A-2 / -- A / A3 Directly Leased SF (millions) Note: Portfolio information as of December 31, 2025.

| 8 Highly Experienced Board of Directors Strengthened Governance with Significant REIT CEO and Public Investment Experience Retired President and Chief Executive Officer, BRE Properties Connie Moore ’22 Executive Chairman, PREIT; Retired Chief Executive Officer, VEREIT Glenn Rufrano ’24 Chief Executive Officer, Federal Realty Investment Trust Donald Wood ’24 Managing Partner and Senior Portfolio Manager, Terra Firma Asset Management, LLC Jay Leupp ’20 Retired Vice Chairman and CEO, Kimco Realty David Henry ’24 Board Chair; Retired Senior Portfolio Manager and Head of U.S. Real Estate and Trading, Cohen & Steers Thomas Bohjalian ’24 President and Chief Executive Officer, Healthcare Realty Peter Scott ’25 Revamped Board with Relevant Industry, Corporate Strategy, Capital Allocation, Financial, and Governance Experience. Five Board Members have Meaningful REIT CEO Experience

Deep and Experienced Management Team

Enhanced Senior Leadership Team across Operations, Finance and Investments



Peter Scott
President and Chief Executive Officer



Daniel Gabbay
Executive Vice President and Chief Financial Officer



Rob Hull
Executive Vice President and Chief Operating Officer



Ryan Crowley
Executive Vice President and Chief Investment Officer



Andrew Loope
Executive Vice President, General Counsel and Secretary

Expanded Asset Management Team



Glenn Preston
Senior Vice President



Tony Acevedo
Senior Vice President



Burney Dawkins
Senior Vice President



Ashley Lynn
First Vice President



Billy May
First Vice President



Casey Pileggi
First Vice President



Chris Stephan
Vice President

Strategic Finance and Investments Team



Amanda Callaway
Senior Vice President, Chief Accounting Officer



Laura Carson
First Vice President, Investments



Tonya Scharf
Senior Vice President and Senior Legal Counsel



Matt Lederer
First Vice President, Investments



Jameson Bennett
First Vice President, Director of Corporate Finance



Doris Lo
First Vice President, Corporate Finance



Rob Tanner
First Vice President, Technology & Analytics

[blue box] = 2025 – 2026 Hire

HEALTHCARE REALTY | 9

| 10 Multi-Year Tailwinds Driving Record Sector Performance Outpatient Medical Sector Boosted by Ageing Population and Limited New Supply Growth Supply Constraints(3) 9 11 13 15 17 19 1Q '18 1Q '19 1Q '20 1Q '21 1Q '22 1Q '23 1Q '24 1Q '25 M illi on s of S F Rapid Growth of 65+ Population(1) 60 80 100 120 140 1999 2003 2007 2011 2015 2019 2023 Outpatient Visits Inpatient Admissions 65+ population averages 7 health visits and $20,000 annual spend, more than 2-3x younger generations Elevated construction costs have led to a rapid decline in development starts (1) Source: OECD.org. (2) Patient Visits / Admissions by Year, Indexed to 1999 (Per 1,000 Population). Source: AHA. (3) Source: Revista Top 100 MSAs as of 4Q 2025. (4) Based on HR leases signed in 4Q 2025. (5) Rent Growth from 4Q 2024 – 4Q 2025. Source: Revista Top 100 MSAs as of 4Q 2025. Unabated shift in care settings from Hospitals to Outpatient Medical facilities across acuity levels    Preference for Outpatient Settings(2) 56 60 64 68 72 76 80 2025 2027 2029 2031 2033 2035 M illi on s 93% Sector Occupancy(3) (Highest Levels in >7 Years) ~3% Rent Escalators(4) (Record Company Level) >3% Market Rent Growth(5) (Above Long-Term Average) 

| 11 Private Markets Recognize Tailwinds and Value in Outpatient Medical Sector Investment Volumes (2015 – 2025) LTV Rate 50 – 60% S + 150 – 200bps 60 – 70% S + 200 – 250bps Record Operating Fundamentals and Lower Borrowing Costs Generating Attractive Risk-Adjusted Returns in Outpatient Medical $0 $4 $8 $12 $16 $20 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $ in B illi on s ~$10B Average Outpatient Medical Indicative Cap Rates Indicative Cost of Debt Asset Profile Cap Rate Core / “A” Assets ~5.5% – 6.0% Core-Plus ~6.0 – 6.75% Value-Add ~6.75%+ Source: Revista, CBRE, management observations.

| 12 $600 $950 $0.0 $0.0 $29 $120 $629 $500 $300 $500 $1,070 $1,100 $0 $0 $0 $0 2026 2027 2028 2029 2030 2031 2032 2033 2034 Thereafter Term Loans Senior Notes Mortgage Notes Revolver Significantly Improved Balance Sheet Proactively Addressing Near-Term Maturities to Extend Maturity Ladder S&P / Moody’s Credit Rating BBB / Baa2 Stable Total Debt to Total Assets 36% Liquidity(2) $1.4B Net Debt to Adj. EBITDA(3) 5.4x Fixed Rate Debt 98% Weighted Avg. Interest Rate 3.2% Debt Maturity Schedule(1)Key Credit Metrics Open Maturity Windows for Refinancings Note: Financial information as of December 31, 2025. Please see the Company’s 4Q 2025 Supplemental report for the quarter ended December 31, 2025 for more information. (1) Inclusive of extension options. (2) Cash on hand and unused capacity on the Revolving Credit Facility. (3) Annualized Adjusted EBITDA. Utilizes carrying value of debt in the calculation of net debt; for more information on the Company’s calculation of leverage, please see the Company’s 4Q 2025 Supplemental report for the quarter ended December 31, 2025.

| 13 Disciplined Capital Allocation Framework Capital Allocation Focused On Earnings Accretion and Maximizing Shareholder Value  Prioritize financial flexibility through low leverage and high liquidity to enhance optionality within the business  Leverage(1): 5.4x  Liquidity(2): $1.4B  Maintain access to wide breadth of capital sources  Reduce cost of capital and enhance growth and financial flexibility  Selectively deploy free cash flow and balance sheet capacity into earnings accretive investments  Current Priorities:  Redevelopments: 9 – 12% targeted return on cost  Joint venture acquisitions: Enhanced returns through JV fee structure  Selectively consider share repurchases when stock is trading at discount to NAV  $50M of shares repurchased in January 2026; $450M authorization remaining  Returned $385M of capital to shareholders in 2025 via quarterly dividend payments  Dividend yield of 5.2%(3) based on $0.24 quarterly dividend A Maintain Fortress Balance Sheet B Reinvest in Platform C Return Capital to Shareholders (1) Utilizes carrying value of debt in the calculation of net debt; for more information on the Company’s calculation of leverage, please see the Company’s 4Q 2025 Supplemental report for the quarter ended December 31, 2025. (2) Cash on hand and unused capacity on the Revolving Credit Facility as of December 31, 2025. (3) Based on annualized dividend of $0.96, and closing share price as of February 26, 2026.

SECTION 1 Strategic Plan Update

Rapid Execution of Healthcare Realty 2.0 Strategic Plan

Significant Progress on Strategic Plan with Clear Path to Completion

	Achievements to Date	Progress
Corporate Governance	▪ Seasoned management team led by new CEO committed to executing Strategic Plan ▪ Enhanced talent across the organization in asset management, finance, and technology ▪ Reduced size of Board from 12 to 7 members	✓
Organizational Platform Restructuring	▪ Completed restructuring of Asset Management platform with new organizational structure and leasing model ▪ Achieved target $10M of corporate and property-level G&A savings, bringing G&A in-line with peers	✓
Portfolio Optimization	▪ Completed ~$1.2B of planned 2025 dispositions at a blended 6.7% cap rate, and exited 14 non-core markets ▪ Achieved robust Same Store portfolio NOI growth of 4.8% in 2025	✓
Reprioritized Capital Allocation	▪ Right-sized quarterly dividend to $0.24 / share, saving ~$100M cash flow annually ▪ Completed $50M of share buybacks at a meaningful NAV discount ▪ Accelerated high-ROI Redevelopments and opportunistically evaluating accretive JV transactions	✓
Balance Sheet Management	▪ Achieved mid-5x Net Debt / Adj. EBITDA in 4Q 2025[(1)] ▪ Extended Term Loan and Revolving Credit Facility maturities to 2029 and 2030, respectively, and repaid $900 million Senior Notes and Term Loans in 2025 ▪ Moody's and S&P affirmed Baa2 / BBB ratings with Stable Outlook	✓

(1) Annualized Adjusted EBITDA. Utilizes carrying value of debt in the calculation of net debt; for more information on the Company's calculation of leverage, please see the Company's 4Q 2025 Supplemental report for the quarter ended December 31, 2025.

HEALTHCARE REALTY | 15

| 16 Completed Strategic Disposition Program ~$1,150M 2025 Sales(2) ~$500M 2024 Sales Key Markets 2025 Dispositions ~$1.7B Dispositions (1) Based on LQA NOI at time of sale. (2) Includes early 2026 asset sales. ~6.7% Cap Rate (1) 109 Assets Opportunistically Recycled Capital and Exited approx. 20 Non-Priority Markets Disposition Overview Portfolio Geographic Comparison 2024 Dispositions

| 17 Improved Portfolio Characteristics | Current Portfolio vs. Disposition Portfolio Portfolio Optimization Plan Improved Portfolio Quality and Refocused Footprint on Growth-Oriented Markets Improved Portfolio Quality Better Market Demographics Note: Current portfolio represents current Same Store portfolio as of December 31, 2025. Disposition Portfolio represents ~$1.2 billion assets sold since January 1, 2025. (1) YoY growth of trailing twelve month NOI as of December 31, 2025. (2) Based on 5-year (2025-2030) projected population growth on a 10-mile radial distance per asset; weighted average based on Occupied GLA. Source: Claritas. Occupancy NOI Growth(1) 10-Mile Population Growth(2)Concentration in Key Markets 92% 79% Current Portfolio Dispositions 5% 1% Current Portfolio Dispositions 74% 25% Current Portfolio Dispositions 3.4% 2.3% Current Portfolio Dispositions

Localized Operations Driving Better Financial Results

Simplified Asset Management Structure Leading to Better Health System Relationships and Leasing Outcomes

Simplified Asset Management Structure…

- ✓ Integrated asset management approach
- ✓ Operations and leasing execution as a team
- ✓ Accountability closer to real estate to drive better results
- ✓ Emphasis on tenant relationships
- ✓ Cost savings

Total Platform: ~350 | **Leadership:** ~20 Employees


COO
x 2
Division Leads
Integrated functions
x 6
Asset Managers
Leasing
Property Managers

…Leading to Dramatic Improvement in Leasing Outcomes

Reviewed 2,500+ (12M SF) lease executions signed in 2024 and 2025; identified meaningful improvement across key leasing metrics

	2024 – 1H 2025	2H 2025	Delta
Retention	83.5%	85.7%	▲ 220 bps
Cash Leasing Spreads	3.2%	3.8%	▲ 60 bps
IRR	~60%	~85%	▲ 2,500 bps
Payback Period	16 months	12 months	▼ 4 months

Source: internal management figures.

HEALTHCARE REALTY | 18

Portfolio Optimization Update

~560 Stabilized and Lease-Up Assets Remaining After Completion of Disposition Program

Same Store Portfolio

Portfolio Breakdown *(Figures rounded for illustrative purposes)*	**Stabilized** [(1)] **~80%** of total portfolio	**Lease-Up: Unstabilized** [(1)] **~15%** of total portfolio	**Re/Development** [(1)] **~5%** of total portfolio
Description	*Stabilized, high quality assets located in top MSAs with healthy operating performance*	*High ROI capital investment opportunities to bring occupancy in line with Stabilized portfolio*	*Identified development and redevelopment projects yielding ~9-12% returns*
# Assets	~460	~75	~25
SF	~25M	~6M	~2M
Occupancy (4Q 2025)	~95% **Occupancy**	~80% **% Leased**	~60%[(2)] **% Leased**
NOI	~$550M	~$75M	~$20M
Stabilized NOI	N/A	~$95M	~$50 - 55M
Portfolio Optimization Approach	Continue to employ active asset management, maintain high occupancy and tenant retention, and maximize lease economics	Execute leasing plans to improve occupancy and NOI	Invest capital in Redevelopments at attractive yields

(1) Shows approximate figures of portfolio metrics, includes held for sale assets.
(2) Reflects project occupancy of Redevelopments; pro forma for leases signed through January 2026.

HEALTHCARE REALTY | 19

| 20 Capital Allocation | Redevelopment Program Overall Redevelopment Portfolio is 60% Leased(1), ~1,000bps Improvement Since 3Q 2025 222 Westchester Ave Before 23 Existing projects ~9% – 12% Incremental yield on cost +1,000bps % Leased since 3Q 2025 (2) 60% Leased (2) ~$300M Total cost Redevelopment Program Overview (1) Huntersville Medical Plaza – Reese (Charlotte, NC) (1) Excludes Development projects. (2) Pro forma for leases signed through January 2026. Capital Regions MOB (Albany, NY) Treasure Coast MOB (Port St. Lucie, FL) 222 Westchester Ave (White Plains, NY)

Value Upside for Healthcare Realty Shareholders

Attractive Growth with Demographic Tailwinds, Superior Balance Sheet and High Occupancy / High Margin Business Model

Executing with Pace and Purpose…

		HR 2.0	Results
✓	SS NOI Growth	3 – 4%	*Exceeding initial growth targets*
✓	Leverage (1)	Mid-5x	*Fully reduced leverage*
✓	Payout Ratio	75 – 80%	*Right-sized dividend*
✓	Total Occupancy	92% – 93%	*90.4% at YE 2025; +220bps*
✓	NOI Margin	65% – 66%	*64.4% at YE 2025; +60bps*
✓	NFFO / Share (Year 3 Run-Rate)	~$1.75(2)	*Tracking ahead of schedule*

…But Still Trading at Discount to Peers and Historical Averages

NTM FFOx



9x
11x
14x
15x
16x
HR (June 2025)
HR Current(3)
Net Lease REITs(4)
Retail REITs(5)
Healthcare REITs(6)

Note: For a reconciliation of the non-GAAP measures referenced herein to the most directly comparable GAAP measures, please see the Company's Supplemental report for the quarter ended December 31, 2025.
(1) Utilizes carrying value of debt in the calculation of net debt; for more information on the Company's calculation of leverage, please see the Company's 4Q 2025 Supplemental report for the quarter ended December 31, 2025.
(2) Midpoint of ~$1.65 – ~$1.85 range, per July 2025 Strategic Plan.
(3) HR NFFO/sh based on mid-point of FY2026 guidance.
(4) Peer set includes: ADC, BNL, EPRT, FCPT, FVR, GNL, GTY, LXP, NNN, NTST, O, PINE, STAG, and WPC.
(5) Peer set includes: AKR, BRX, BFS, CURB, FRT, IVT, KIM, KRG, PECO, REG, SITC, and UE.
(6) Peer set includes: AHR, ARE, CTRE, CHCT, CMRE, DHC, DOC, LTC, MPW, NHI, OHI, SBRA, SILA, UHT, VTR, and WELL.
Source: Capital IQ as of February 26, 2026.

HEALTHCARE REALTY | 21

SECTION 1 Appendix

| 23 Reconciliation of EBITDA (1) Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO. (2) Timing adjustments to represent a full quarter impact of acquisitions and dispositions. Properties contributed into a joint venture are adjusted at the Company's share. Timing adjustments also include non-recurring impacts due to one- time items recognized in the quarter. (3) Includes loss on derivatives and legal fees related to the amended and restated credit facility. ($ in thousands) Three Months Ended December 31, 2025 Net income (loss) $14,591 Interest expense 48,189 Income taxes 300 Depreciation and amortization 127,408 Unconsolidated JV depreciation, amortization and interest 8,121 EBITDA $198,609 Transaction costs 300 Gain on sales assets (135,711) Impairments on real estate assets 105,706 Restructuring and severance-related charges 588 Loss on extinguishment of debt 165 Debt Covenant EBITDA $169,657 Leasing commission amortization (1) 8,418 Lease intangibles, franchise taxes and prepaid ground amortization (31) Timing impact (2) (2,089) Stock based compensation 3,308 Allowance for credit losses 100 Rent reserves, net 582 Debt financing costs (3) 1,449 Unconsolidated JV adjustments 319 Adjusted EBITDA $181,713 Annualized Adjusted EBITDA $726,852

| 24 Legal Disclaimer This presentation contains disclosures that are “forward-looking statements” relating to Healthcare Realty Trust Incorporated (the “Company”). Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “target,” “intend,” “plan,” “estimate,” “project,” “continue,” “should,” “could," "budget" and other comparable terms. These forward-looking statements are based on the Company's current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Such risks and uncertainties include, among other things, the following: the Company’s expected results may not be achieved; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company; pandemics or other health crises; variability in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to release space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions, developments, and redevelopments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; other legal and operational matters; and other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the Securities and Exchange Commission (the “SEC”), including the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and as may be updated in the Company’s quarterly reports on Form 10-Q filed thereafter. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company's forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law. Investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in the Company’s filings and reports.